NOTE PAYABLE	12 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
NOTE PAYABLE

NOTE 11. NOTE PAYABLE

As a result of the acquisition of IFP, the Company assumed a note payable due to a distributor of IFP. The unpaid principal balance of the loan will accrue interest at a rate of 0.97% per annum. The balance is offset by:

●	Payments of 10% of the Company’s monthly worldwide gross revenue received in the preceding month;
●	50% of sales by the company to the distributor.

The classification of the notes payable is based on sales forecast prepared by the management.